UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 18, 2010

Date of Report (Date of earliest
event reported)

THE GYMBOREE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21250	94-2615258
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

500 Howard Street, San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(415) 278-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Results of Operations and Financial Condition.

On August 18, 2010, The Gymboree Corporation issued an earnings release announcing its financial results for the second fiscal quarter ended July 31, 2010.  A copy of the press release is attached hereto as Exhibit 99.1.  The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

Item 9.01              Financial Statements and Exhibits.

              (d) Exhibits.

Exhibit No.	Description
99.1	Earnings release of The Gymboree Corporation issued August 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GYMBOREE CORPORATION

Dated: August 18, 2010	By:	/s/ JEFFREY P. HARRIS
Name: Jeffrey P. Harris
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings release of The Gymboree Corporation issued August 18, 2010.